UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 15, 2008


                               HOMEFED CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

         1-10153                                           33-0304982
(Commission File Number)                       (IRS Employer Identification No.)

1903 WRIGHT PLACE, SUITE 220, CARLSBAD, CALIFORNIA              92008
     (Address of Principal Executive Offices)                 (Zip Code)

                                  760-918-8200
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS.

      On April 15, 2008, the City Council of the City of Chula Vista, California approved a Land Offer Agreement with the Company's subsidiary, Otay Land Company ("Otay Land"). The terms of this agreement call for Otay Land to offer to the City for dedication 50 acres of development land in Otay Ranch and 160 acres of open space land in the unincorporated area of San Diego County. The 50 acres are to be incorporated by the City into its plans for a facility for higher education (the "University Property") on land adjacent and easterly of and owned by the Company, and the 160 acres are to be used to mitigate the environmental impact related to the development of the University Property. The terms of the Land Offer Agreement also call for Otay Land to pay the City an endowment of $2 million in cash for attraction of a university or any other higher educational institution to the site and for design and development of the University Property plans. The City is obligated to process Otay Land's development applications in two years or less from submittal, and has committed to allocating Otay Land a maximum of 6,050 residential units and 1.8 million square feet of commercial development space. These development applications will be subject to numerous public hearings and the discretionary action of the City Council. If the development applications are not approved and implemented on substantially the same terms as set forth in the Land Offer Agreement within the two year time frame set out in the agreement, the City will be required to return all funds previously endowed by Otay Land for the University Project, and the deeds for the dedications must be returned to the Company.

      Otay Land retains the right to withdraw these development applications if it determines, in its sole discretion, that it is economically infeasible or undesirable to continue with such applications.














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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 17, 2008

                                    HOMEFED CORPORATION


                                    /s/ Erin N. Ruhe
                                    ------------------------------
                                    Name:  Erin N. Ruhe
                                    Title: Vice President






















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